SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  April 25, 2018
Bankwell Financial Group, Inc.
 (Exact name of registrant as specified in its charter)

Connecticut	001-36448	20-8251355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Elm Street
New Canaan, Connecticut 06840
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	X

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1	Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2018, Bankwell Financial Group, Inc.'s (the "Company", the holding company for Bankwell Bank, the "Bank") Board of Directors elected James M. Garnett, Jr. to serve as a director of the Company and the Bank, bringing the number of Directors to twelve.

James (Jim) M. Garnett, Jr. retired in 2016 after 18 years as a managing director of Citigroup Inc.  He spent 15 years as global head of Risk Architecture which included oversight of credit, market, liquidity and operational risks across all of Citigroup's businesses and geographies. In addition, Jim served as the Chief Risk Officer for Citigroup's Treasury, Country Risk and Operational Risk. Jim joined Citigroup in 1998 as Chief Risk Officer of Citicorp's institutional bank and trading businesses. From 1982 to 1997, Jim worked for the Chase Manhattan Corporation and held a variety of roles including head of Global Risk Management, head of North America derivatives trading and Treasurer of the parent company. He currently serves as a trustee of South Kent School and previously was a director of the Corporation Service Company (CSC) and the International Swap Dealers Association (ISDA) and a trustee of the College of the Atlantic.
Mr. Garnett's 33 years of extensive experience across all businesses in the financial service industry, regulatory relationships and operational risks provide the Company's Board enhanced and broad insight across all our current and prospective businesses.
There are no arrangements or understandings between Mr. Garnett and the Company or any other person, pursuant to which he was selected as a Director. Mr. Garnett is not a party to any related party transactions with the Company or the Bank that would be required to be disclosed under Regulation S-K, Item 404(a). There are no material plans, contracts or arrangements (whether or not written) to which Mr. Garnett is a party or in which he participates that were entered into, or material amendment made in connection with his election, nor were there any grants or awards to him or modifications thereto, under any such plans, contracts or arrangements in connection with his election.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKWELL FINANCIAL GROUP, INC.
Registrant

May 1, 2018	By: /s/ Penko K. Ivanov
Penko K. Ivanov
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release